UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2024

IronNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39125	83-4599446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place, Suite 400

McLean, VA 22102

(Address of principal executive offices, including zip code)

(443) 300-6761

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on October 12, 2023, IronNet, Inc. (the “Company”) and certain of its affiliates (collectively, the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Bankruptcy Court” and such cases, the “Chapter 11 Cases”). The Chapter 11 Cases are being jointly administered under the case styled In re IronNet, Inc. et al., Case No. 23-11710 (Bankr. D. Del. 2023). Court filings and further information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent, Stretto, Inc., at https://cases.stretto.com/ironnet. The information on this web site is not incorporated by reference into, and does not constitute part of, this Form 8-K.

On January 18, 2024, the Bankruptcy Court entered the Findings of Fact, Conclusions of Law, and Order Confirming Debtors’ Second Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code (the “Confirmation Order”), which approved and confirmed the Second Amended Joint Chapter 11 Plan of Reorganization of IronNet, Inc. and its Debtor Affiliates Under Chapter 11 of the Bankruptcy Code (the “Plan”).

The Debtors expect that the effective date of the Plan (the “Effective Date”) will occur as soon as all conditions precedent to the Plan have been satisfied. Although the Debtors anticipate that all conditions will be satisfied, the Debtors can make no assurances as to when, or ultimately if, the Plan will become effective.

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated by reference herein. Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings set forth in the Plan.

Joint Plan of Reorganization and Treatment of Claims and Interests

The Plan contemplates a restructuring of the Debtors that will eliminate a material amount of debt from the Debtors’ balance sheet and will provide the Debtors with the capital necessary to fund distributions required pursuant to the Plan and provide the Debtors with working capital necessary to fund ongoing operations. The settlement, distributions, and other benefits provided under the Plan, including the releases and exculpation provisions included therein, are in full satisfaction of all claims, interests, causes of action and controversies that could be asserted. Additional information regarding the classification and treatment of claims and interests can be found in Article III of the Plan.

Capital Structure

Pursuant to the terms of the Plan, all of the Company’s existing equity interests will be automatically cancelled without further action upon the Effective Date. As of January 18, 2024, there were 121,506,784 shares of the Company’s common stock outstanding.

On the Effective Date, shares New Common Equity will be issued to holders of Allowed DIP Facility Claims, Allowed IronNet Secured Note Claims, Allowed OpCo Secured Note Claims, and, if applicable, Unsecured Note Claims, subject to, among other things, dilution by the Management Incentive Plan and any equity (including any equity-like instrument) issued in connection with the Exit Facility, all as further described in the Plan.

Additionally, on the Effective Date, shares of New Common Equity will be issued to 3i, LP as part of the 3i Settlement Consideration, subject to, subject to, among other things, dilution by the Management Incentive Plan and any equity (including any equity-like instrument) issued in connection with the Exit Facility; and the Reorganized Debtors will issue the 3i Takeback Note, all as further described in the Plan.

To effectuate the plan, the Exit Facility Lenders have committed to make available credit facilities to the Reorganized Debtors on the Effective Date in accordance with the Exit Facility Term Sheet, all as further described in the Plan.

Releases and Exculpation

The Plan contains certain release and exculpation provisions that provide releases for the benefit of the Debtors and certain of the claimholders and their respective affiliates and a full exculpation from liability in favor of the Debtors and certain of the claimholders and their respective affiliates, in each case, as further set forth in Article IX of the Plan.

Certain Information Regarding Assets and Liabilities of the Company

Information regarding the assets and liabilities of the Debtors as of the most recent practicable date was included in the Monthly Operating Report filed by the Debtors with the Bankruptcy Court on December 22, 2023 (the “Monthly Operating Report”).

Item 7.01	Regulation FD Disclosure.

Any financial information, projections and estimates of capital structure included herein, including in the Monthly Operating Report, were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or otherwise. The financial information included herein, including in the Monthly Operating Report, does not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The inclusion of the information herein, including in the Monthly Operating Report, should not be regarded as an indication that the Company or its affiliates or representatives consider such information to be a reliable prediction of future events, and the information should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the information contained herein, including in the Monthly Operating Report, and none of them undertakes any obligation to publicly update such information to reflect circumstances existing after the date when the information was made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements, including statements with respect to the Company’s pursuit of bankruptcy protection. Forward-looking statements generally relate to future events and can be identified by terminology such as “may,” “should,” “could,” “might,” “plan,” “possible,” “strive,” “budget,” “expect,” “intend,” “will,” “estimate,” “believe,” “predict,” “potential,” “pursue,” “aim,” “goal,” “mission,” “anticipate” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Company’s Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the ability to satisfy all conditions precedent to the effectiveness of the Plan and the transactions contemplated to be consummated on the Effective Date, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with any third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the conditions to which the Company’s cash collateral is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the consequences of the acceleration of the Company’s debt obligations and the trading price and volatility of the Company’s common stock, and the risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2023, and other documents filed by the Company from time to time with the SEC. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

2.1	Amended Joint Chapter 11 Plan of Reorganization of IronNet, Inc. and its Debtor Affiliates

99.1	Findings of Fact, Conclusions of Law, and Order Confirming the Amended Joint Chapter 11 Plan of Reorganization of IronNet, Inc. and its Debtor Affiliates

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONNET, INC.

	By:	/s/ Cameron D. Pforr
Date: January 19, 2024		Cameron D. Pforr President & Chief Financial Officer